UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2011

ARRIS Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31254	58-2588724
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia		30024
(Address of principal executive offices)		(Zip Code)

(678) 473-2000

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by ARRIS Group, Inc., a Delaware corporation (the “Company”), on November 22, 2011 (the “Original Filing”). The Original Filing reported, among other things, the completion by the Company of its acquisition of BigBand Networks, Inc. This Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements as of and for the fiscal year ended December 31, 2010 required by this item are incorporated herein by reference to the consolidated financial statements of BigBand Networks, Inc. as of and for the fiscal year ended December 31, 2010 contained in BigBand Networks, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2011.

The financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of BigBand Networks, Inc. as of and for the three and nine months ended September 30, 2011, contained in BigBand Networks, Inc.’s Quarterly Report on Form 10-Q as filed with the SEC on November 9, 2011.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information with respect to the Corporation’s acquisition of BigBand Networks, Inc. is filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

99.1	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ David B. Potts
David B. Potts Executive Vice President and CFO

Date: February 6, 2012

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011